AMENDMENT NO. 6

                                                           EXHIBIT  10.1
                                  TO
                     LOAN AND SECURITY AGREEMENT


        THIS AMENDMENT NO. 6 TO LOAN AND SECURITY AGREEMENT
("Amendment"), dated the 24th day of June, 1998, made by and between

        FLEET CAPITAL CORPORATION (formerly known as Shawmut Capital Corporation and successor by assignment from Barclays Business Credit, Inc.), a Rhode Island corporation (the "Lender"); and

        COMDIAL CORPORATION ("Parent") and its wholly-owned subsidiaries AMERICAN TELECOMMUNICATIONS CORPORATION ("ATC"), AMERICAN
PHONE CENTERS, INC. ("APC"), COMDIAL ENTERPRISE SYSTEMS, INC. ("CES"), COMDIAL TELECOMMUNICATIONS INTERNATIONAL, INC. ("CTII"), TELECOM
TECHNOLOGIES CORPORATION (f/k/a Scott Technologies Corporation) ("STC"), COMDIAL CUSTOM MANUFACTURING, INC. ("CCM"), COMDIAL VIDEO
TELEPHONY, INC. ("CVT"), COMDIAL TECHNOLOGY CORPORATION ("CTC"),
COMDIAL TELECOMMUNICATIONS, INC. ("CTI"), AURORA SYSTEMS, INC.
("ASI"), KEY VOICE TECHNOLOGIES, INC. ("KVTI"), and CTI's wholly-owned subsidiaries, COMDIAL BUSINESS COMMUNICATIONS CORPORATION ("CBCC"), and COMDIAL CONSUMER COMMUNICATIONS CORPORATION ("CCCC"; Parent,
ATC, APC, CES, CTII, STC, CCM, CVT, CTC, CTI, ASI, KVTI, CBCC and CCCC being hereinafter referred to collectively as the "Borrowers" and, individually, as a "Borrower"), each a Delaware corporation,to the Loan and Security Agreement, dated February 1, 1994 (as amended, modified, restated or supplemented from time to time, the "Loan Agreement"). All capitalized terms used herein without definition shall have the meanings ascribed to such terms in the Loan Agreement.

                                RECITALS

        A. Pursuant to the Loan Agreement, the Lender has agreed to make loans and extend credit to the Borrowers secured by the Collateral and the Realty.

        B. The Loan Agreement was previously amended by a certain Consolidated Amendment No. 1 thereto, dated March 13, 1996, a certain Amendment No. 2 thereto, dated June 28, 1996, and a certain Amendment No. 3 thereto, dated September 27, 1996, a certain Amendment No. 4 thereto, dated March 27, 1997, and a certain Amendment No. 5 thereto, dated March 13, 1998.

        C. The Borrowers and the Lender now desire to further amend the Loan Agreement as set forth herein.

                        STATEMENT OF AGREEMENT

        NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby expressly acknowledged, the Borrowers and the Lender hereby agree as follows:

                              ARTICLE I

                      AMENDMENTS TO LOAN AGREEMENT

        The Loan Agreement is hereby amended as follows:

        1.1. Minimum Consolidated Adjusted Tangible Net Worth. Section 9.3(A) is amended in its entirety to read as follows:

        "(A)    Minimum Consolidated Adjusted Tangible Net Worth.  Maintain a
Consolidated Adjusted Tangible Net Worth of not less than the amount shown below at all times during the period corresponding thereto:

                                                    Consolidated Adjusted
                        Period                        Tangible Net Worth

    Second fiscal quarter of fiscal year                    $27,500,000
      ending December 31, 1998

    Third fiscal quarter of fiscal year                     $30,500,000
      ending December 31, 1998

    Fourth fiscal quarter of fiscal year                    $32,000,000
      ending December 31, 1998

    Fourth fiscal quarter of fiscal year                    $32,750,000
      ending December 31, 1999 and at all
      times thereafter

        1.2 Profitability. Section 9.3(B) is amended in its entirety to read as follows:

        "(B)    Profitability.  Achieve a Consolidated Adjusted Earnings From
Operations of not less than the amount shown below for the period corresponding thereto:
                                                     Consolidated Adjusted
            Period                                  Earnings From Operations

    First and second fiscal quarters of                     ($3,500,000)
      fiscal year ending December 31, 1998

    First, second and third fiscal quarters                 ($1,500,000)
      of fiscal year ending December 31, 1998

    Fiscal year ending December 31, 1998                      $ 500,000

    First fiscal quarter of fiscal year ending                $ 250,000
      December 31, 1999 and the first quarter of each fiscal year thereafter

    First and second fiscal quarters of fiscal               $1,100,000
      year ending December 31, 1999 and the
      first and second fiscal quarters of each fiscal year thereafter

    First, second and third fiscal quarters of               $2,750,000
      fiscal year ending December 31, 1999 and the first, second and third fiscal quarters of each fiscal year thereafter

      Fiscal year ending December 31, 1999 and               $4,500,000
        each fiscal year thereafter"

        1.3 Consolidated Debt Service Coverage Ratio. Section 9.3(C) is amended in its entirety to read as follows:

        "(C)    Consolidated Debt Service Coverage Ratio.  Maintain a
Consolidated Debt Service Coverage Ratio of not less than the ratio shown below for the period corresponding thereto:

                                                        Consolidated Debt
             Period                                  Service Coverage Ratio

  First and second fiscal quarters of fiscal              .negative (.70) to 1.0
    year ending December 31, 1998

  First, second and third fiscal quarters of              0.7 to 1.0
    fiscal year ending December 31, 1998

  Fiscal year ending December 31, 1998                    1.7 to 1.0

  First fiscal quarter of fiscal year ending              .30 to 1.0
    December 31, 1999 and the first fiscal
    quarter of each fiscal year thereafter

  First and second fiscal quarters of fiscal              .75 to 1.0
    year ending December 31, 1999 and the
    first and second fiscal quarters of each fiscal year thereafter


  First, second and third fiscal quarters of              1.5 to 1.0
    fiscal year ending December 31, 1999 and the first, second and third fiscal quarters of each fiscal year thereafter

  Fiscal year ending December 31, 1999 and                1.7 to 1.0
    each fiscal year thereafter"

        1.4 Debt/EBITDA. Section 9.3(E) is amended in its entirety to read as follows:

                (E) Debt/EBITDA. Maintain for each period of four (4) consecutive fiscal quarters, commencing with the fiscal quarter ending September 29, 1996, a ratio of (a) Indebtedness for Money Borrowed of Parent and its Subsidiaries at the end of such period calculated on a Consolidated basis to (b) the sum of (i) EBITDA for such period less (ii) the greater of the amount of Capital Expenditures made by Parent and its Subsidiaries during such period or $1,500,000, of not greater than the ratio shown below for the
period corresponding   thereto:

             Four (4) Consecutive
          Fiscal Quarters Ending With                     Debt/EBITDA Ratio

  Second fiscal quarter of fiscal year ending                     4.001.0
    December 31, 1998

  Third fiscal quarter of fiscal year ending                      3.00 to 1.0
    December 31, 1998

  Fourth fiscal quarter of fiscal year ending                     2.80 to 1.0
    December 31, 1998

  First fiscal quarter of fiscal year ending                      2.90 to 1.0
    December 31, 1999 and each fiscal year
    thereafter

  Second fiscal quarter of fiscal year ending                     2.75 to 1.0
    December 31, 1999 and each fiscal year
    thereafter

  Third fiscal quarter of fiscal year ending                      2.50 to 1.0
    December 31, 1999 and each fiscal year
    thereafter

  Fourth fiscal quarter of fiscal year ending                     2.50 to 1.0
    December 31, 1999 and each fiscal year
    thereafter"



                              ARTICLE II

                      REPRESENTATIONS AND WARRANTIES

        Each Borrower hereby represents and warrants to the Lender that:

        2.1. Compliance with the Loan Agreement and Other Loan Documents. As of the execution of this Amendment, each Borrower is in compliance with all of the terms and provisions set forth in the Loan Agreement and in the other Loan Documents to be observed or performed by such Borrower, except where the failure of such Borrower to comply has been waived in writing by the Lender.

        2.2. Representations in Loan Agreement and other Loan Documents. The representations and warranties of each Borrower set forth in the Loan Agreement and the other Loan Documents are true and correct in all material respects except for any changes in the nature of any Borrower's business or operations which have occurred in the ordinary course of business that would render the information contained in any exhibit attached to the Loan Agreement either inaccurate or incomplete in any material respect, so long as (a) the Lender has consented to such changes, (b) such changes are not expressly prohibited by the Loan Agreement, or (c) with respect to matters Borrowers are required to notify Lender of pursuant to Sections 4.9(E) or 9.1(A), Borrowers have given notice as required by such sections.

        2.3. No Event of Default. After giving effect to this Amendment, no Default or Event of Default exists.



                               ARTICLE III

                      MODIFICATION OF LOAN DOCUMENTS

        3.1. Loan Documents. The Loan Agreement and each of the other Loan Documents are amended to provide that any reference to the Loan Agreement in the Loan Agreement or any of the other Loan Documents shall mean the Loan A greement as amended by this Amendment, and as it is further amended, restated, supplemented or modified from time to time.


                                ARTICLE IV

                                  GENERAL

        4.1. Full Force and Effect. As expressly amended hereby, the Loan Agreement shall continue in full force and effect in accordance with the provisions thereof. As used in the Loan Agreement, "hereinafter", "hereto", "hereof" or words of similar import, shall, unless the context otherwise requires, mean the Loan Agreement as amended by this Amendment.

        4.2 Applicable Law. This Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of North Carolina.

        4.3 Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one and the same instrument.

        4.4 Expenses. Borrowers shall reimburse the Lender for all reasonable fees and expenses (legal or otherwise) incurred by the Lender in connection with the preparation, negotiation, execution and delivery of this Amendment and all other agreements and documents or contemplated hereby.

        4.5. Headings. The headings in this Amendment are for the purpose of reference only and shall not affect the construction of this Amendment.

        4.6 Waiver of Jury Trial. TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, EACH BORROWER AND THE LENDER EACH WAIVES THE
RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT, PROCEEDING OR
COUNTERCLAIM OF ANY KIND ARISING OUT OF OR RELATED TO THIS
AMENDMENT, THE LOAN AGREEMENT OR THE OTHER LOAN DOCUMENTS OR
THE TRANSACTIONS RELATED HERETO OR THERETO.

        IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered on the date first above written.

                               BORROWERS:

ATTEST                         COMDIAL CORPORATION

/s/ Linda P. Falconer          By: /s/ Christian L. Becken
Assistant Secretary                Christian L. Becken
                                   Senior Vice President

ATTEST                         AMERICAN TELECOMMUNICATIONS
                               CORPORATIONS

/s/ Linda P. Falconer          By: /s/ Christian L. Becken
Assistant Secretary                Christian L. Becken
                                   Senior Vice President

ATTEST                         AMERICAN PHONE CENTERS, INC.

/s/ Linda P. Falconer          By: /s/ Christian L. Becken
Assistant Secretary                Christian L. Becken
                                   Senior Vice President

ATTEST                         COMDIAL ENTERPRISE SYSTEMS,
                               INC.

/s/ Linda P. Falconer          By: /s/ Christian L. Becken
Assistant Secretary                Christian L. Becken
                                   Senior Vice President

ATTEST                         COMDIAL TELECOMMUNICATIONS
                               INTERNATIONAL, INC.

/s/ Linda P. Falconer          By: /s/ Christian L. Becken
Assistant Secretary                Christian L. Becken
                                   Senior Vice President

ATTEST                         TELECOM TELECOMMUNICATIONS, INC.
                               (f/k/a Scott Technologies Corporation)

/s/ Linda P. Falconer          By: /s/ Christian L. Becken
Assistant Secretary                Christian L. Becken
                                   Senior Vice President

ATTEST                         COMDIAL CUSTOM MANUFACTURING,
                               INC.

/s/ Linda P. Falconer          By: /s/ Christian L. Becken
Assistant Secretary                Christian L. Becken
                                   Senior Vice President

ATTEST                         COMDIAL VIDEO TELEPHONY, INC.

/s/ Linda P. Falconer          By: /s/ Christian L. Becken
Assistant Secretary                Christian L. Becken
                                   Senior Vice President

ATTEST                         COMDIAL TECHNOLOGY
                               CORPORATION

/s/ Linda P. Falconer          By: /s/ Christian L. Becken
Assistant Secretary                Christian L. Becken
                                   Senior Vice President

ATTEST                         COMDIAL TELECOMMUNICATIONS,
                               INC.

/s/ Linda P. Falconer          By: /s/ Christian L. Becken
Assistant Secretary                Christian L. Becken
                                   Senior Vice President

ATTEST                         AURORA SYSTEMS, INC.

/s/ Linda P. Falconer          By: /s/ Christian L. Becken
Assistant Secretary                Christian L. Becken
                                   Senior Vice President

ATTEST                         KEY VOICE TECHNOLOGIES, INC.

/s/ Linda P. Falconer          By: /s/ Christian L. Becken
Assistant Secretary                Christian L. Becken
                                   Senior Vice President

ATTEST                         COMDIAL BUSINESS
                               COMMUNICATIONS CORPORATION

/s/ Linda P. Falconer          By: /s/ Christian L. Becken
Assistant Secretary                Christian L. Becken
                                   Senior Vice President

ATTEST                         COMDIAL CONSUMER
                               COMMUNICATIONS CORPORATION

/s/ Linda P. Falconer          By: /s/ Christian L. Becken
Assistant Secretary                Christian L. Becken
                                   Senior Vice President

                              LENDER:

                              FLEET CAPITAL CORPORATION
                              BY:  \S\ Roland J. Robinson
                              Title:  Senior Vice President